Investment Strategy - Soundwatch Hedged Equity Fund	Feb. 28, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]
The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities. These equity securities and investments may include U.S. exchange-listed common stocks, equity index futures, and/or exchange-traded funds (“ETFs”) that track U.S. large-capitalization (“large-cap”) indices, such as the S&P 500® Index. For purposes of this 80% investment policy, the Advisor will consider the underlying holdings of any ETFs in which the Fund invests. The Fund’s investments in derivatives that have economic characteristics similar to equity securities will be valued at notional value for purposes of the 80% policy. On the portfolio, the Fund systematically writes (sells) equity index and/or ETF call options, covered calls, and option spreads to generate additional income. A portion of this income is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance. The Fund’s strategy is an equity strategy that aims to provide better risk-adjusted returns across market cycles compared to investing solely in the securities of companies that comprise U.S. large-capitalization indices such as the S&P 500® Index.
The Fund follows a proprietary rules-based BUY, HOLD & HEDGE™ strategy. The strategy systematically selects option strike prices, maturities, and trade dates based upon several measurable market factors. Through the use of options, the Fund intends to reduce the downside risk inherent in equity investments while generating long‑term equity returns in line with the benchmark index. Thus, the Fund seeks to provide an efficient trade-off between risk and reward, where risk is characterized by volatility or fluctuations in value over time, as well as drawdown risk or tail risk. Drawdown risk refers to the length of time it will take for an investment to recoup its losses after it declines from a previous high. Tail risk refers to the risk of significant losses from an unforeseen or rare event. Under certain market conditions, the selling of call options, including covered call options, or option spreads and the purchasing of protective put options or put spreads may also limit the upside returns of the Fund.
The Advisor will perform one or more of the following methods of security analysis when making purchase and sales decisions:
•Fundamental analysis – performed on historical and present data, with the goal of making financial forecasts;
•Technical analysis – performed on historical and present data, focusing on price and trade volume, with the goal of forecasting the direction of prices; and
•Cyclical analysis – performed on historical relationships between price and market trends, with the goal of forecasting the direction of prices.

Strategy Portfolio Concentration [Text]	The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities. These equity securities and investments may include U.S. exchange-listed common stocks, equity index futures, and/or exchange-traded funds (“ETFs”) that track U.S. large-capitalization (“large-cap”) indices, such as the S&P 500® Index. For purposes of this 80% investment policy, the Advisor will consider the underlying holdings of any ETFs in which the Fund invests. The Fund’s investments in derivatives that have economic characteristics similar to equity securities will be valued at notional value for purposes of the 80% policy.